Exhibit 7

                          REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (the "Agreement") is dated as of this 3rd day of April, 1998 among Brylane Inc., a Delaware corporation (the "Company") and Pinault Printemps-Redoute, S.A., a company organized under the laws of France (the "Stockholder").


                        W I T N E S S E T H:

      A. The Stockholder or its affiliate (as defined below) has acquired shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") in the manner contemplated by those certain Stock Purchase Agreements dated as of February 19, 1998, among FS Equity Partners II, L.P., a California limited partnership, FS Equity Partners III, L.P., a Delaware limited partnership, FS Equity Partners International, L.P., a Delaware limited partnership and the Stockholder and between M&P Distributing Company, a Nevada corporation and the Stockholder as well as certain additional shares of Common Stock pursuant to offers extended to certain other shareholders as contemplated by said Stock Purchase Agreements.

      B. It is a condition to the closing of the Stock Purchase Agreements (the "Closing") that the Company grant to the Stockholder certain registration rights with respect to all of the shares of the Common Stock it purchases thereunder or as contemplated thereby.

      C. In order to evidence such registration rights, the parties hereto desire to enter into this Agreement.


                               A G R E E M E N T:

      NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

      SECTION I.1 Definitions. The following terms shall have the following meanings:

      "Affiliate" means with respect to any Person, any Person directly or indirectly

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controlling, controlled by, or under common control with such other Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Board" means the Board of Directors of the Company.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" shall have the meaning set forth in the Preamble.

      "Demand Registration" means a Demand Registration as defined in Section
2.1.

      "Excess Amount" means the number of Registrable Securities requested by the Stockholder or other Persons to be sold pursuant to Section 2.1 or a demand registration granted in a Registration Rights Agreement with the Company, as the case may be, which the managing Underwriter or Underwriters determines exceeds the largest number of Registrable Securities which can successfully be sold in an orderly manner in such offering within a price range acceptable to the Company.

      "1933 Act" means the Securities Act of 1933 and the rules and regulations thereunder.

      "1934 Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder.

      "Person" means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Piggy-Back Registration" shall have the meaning set forth in Section 2.2.

      "Registrable Security" means any share of Common Stock outstanding until
(i) a registration statement covering such Common Stock has been declared effective by the Commission and it has been disposed of pursuant to such effective registration statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the 1933 Act ("Rule 144") are met or it may be sold pursuant to Rule 144(k) or (iii) (a) it has been otherwise Transferred, (b) the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to the Stock Purchase Agreements or other applicable agreement of the Company and (c) it may be resold without subsequent registration under the 1933 Act.

                                       2.

      "Requisite Share Number" means a number of Registrable Securities representing not less than 10% of the total number of shares of Common Stock then outstanding or shares of Common Stock representing not less than $15,000,000 in fair market value as determined by the Board, or such lesser number as constitutes all shares of Common Stock then held by the Stockholder representing not less than 3% of the total number of shares of Common Stock then outstanding.

      "Transfer" means any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition of Common Stock.

      "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.


                                   ARTICLE II

                               REGISTRATION RIGHTS

      SECTION II.1   Demand Registration.

           (a) Request for Registration. At any time and from time to time, the Stockholder, on behalf of itself or any of its Affiliates owning, individually or in the aggregate, at least the Requisite Share Number, may make a written request for registration under the 1933 Act of all or part of its or their Registrable Securities (a "Demand Registration"); provided that the Company shall not be obligated to effect (i) more than three demand registrations in any eighteen (18) month period for all holders of Common Stock with demand registration rights (including the Stockholder and its Affiliates) or (ii) more than two Demand Registrations in total for the Stockholder and its Affiliates. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Unless the Stockholder shall consent in writing, no other party, including the Company, shall be permitted to offer securities under any such Demand Registration.

           (b) Effective Registration. A registration will not count as a Demand Registration until it has become effective.

           (c) Underwritten Offering. If the Stockholder so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Stockholder shall select one or more nationally recognized firms of investment bankers to act as the managing Underwriter or Underwriters in connection with such offering and shall select any additional managers to be used in connection with the offering which selection shall be subject to the Company's approval which shall not be

                                       3.

unreasonably withheld.

      SECTION II.2 Piggy-Back Registration. If at any time the Company proposes to file a registration statement under the 1933 Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of the same class as the Registrable Securities (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Stockholder as soon as practicable (but in no event less than ten
(10) days before the anticipated filing date), and such notice shall offer the Stockholder the opportunity to register such number of shares of Registrable Securities as the Stockholder may request in writing within five (5) days of receipt of such notice on behalf of itself or its Affiliates (which request shall specify the Registrable Securities intended to be disposed of by the Stockholder and its Affiliates and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Subject to Section 2.4(b), the Stockholder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw within twenty (20) days of its request for inclusion. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that the Company shall reimburse the Stockholder of Registrable Securities requested to be included in such Piggy-Back Registration for all out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

      SECTION II.3   Reduction of Offering.

           (a) Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.2 determine that the size of the offering that the Stockholder, the Company and/or another Person having registration rights and electing to participate in the offering intends to make is such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (i) with respect to a demand registration initiated by a Person other than the Company, and subject to the right of the Person making such demand (the "Initiating Person") to request to exclude any securities not held by such Person therefrom, if the size of the offering is the basis of such Underwriter's or Underwriters' determination, the Company shall not include in such registration an amount of Registrable Securities requested to be included in such offering by the Stockholder and such other stockholders (other than the Initiating Person) requesting to be included, as the case may be, equal to the Excess Amount (such reduction to be allocated pro rata among the Stockholder and such other stockholders (other than the Initiating Person) requesting to be included, as the case may be,

                                       4.

according to the number of Registrable Securities requested for inclusion) and
(ii) in the case of a registration by the Company covering securities to be sold by it, if securities are being offered for the account of the Stockholder and other Persons as well as the Company, the securities the Company seeks to include shall have priority over securities sought to be included by any other Person (including the Stockholder and its Affiliates) and the proportion by which the amount of securities intended to be offered by the Stockholder and its Affiliates is reduced shall not exceed the proportion by which the amount of securities intended to be offered by such other Persons is reduced.

           (b) If, as a result of the proration provisions of Section 2.3(a), the Stockholder shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that the Stockholder has requested to be included, the Stockholder may elect to withdraw its request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Stockholder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.


                                   ARTICLE III

                             REGISTRATION PROCEDURES

   SECTION III.1 Filings; Information. Whenever the Stockholder requests that any Registrable Securities be registered pursuant to a Demand Registration, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and:

           (a) In connection with any Demand Registration request, the Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective until the earlier of (i) one hundred eighty (180) days from the date such registration statement became effective or (ii) the date on which the sale of Registrable Securities has been completed; provided that, if the Company shall furnish to the Stockholder a certificate signed by either its Chairman or the Vice Chairman (if any) stating that in his good faith judgment it would be significantly disadvantageous to the Company for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than ninety (90) days within which to file such registration statement measured from the date of

                                       5.

receipt of the request in accordance with Section 2.1.

           (b) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Stockholder, counsel representing the Stockholder, and each Underwriter, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to prompt review and approval by the foregoing, and thereafter furnish to the Stockholder, counsel and each Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Stockholder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholder and/or its Affiliates.

           (c) After the filing of the registration statement, the Company will promptly notify the Stockholder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

           (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Stockholder reasonably (in light of the Stockholder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition of the Registrable Securities owned by the Stockholder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

           (e) The Company will immediately notify the Stockholder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Stockholder any such supplement or amendment.

           (f) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are

                                       6.

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reasonably required in order to expedite or facilitate the disposition of such
Registrable Securities (the Stockholder may, at its option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such Underwriters also be made to and for the benefit of the Stockholder).

           (g) The Chairman of the Board of the Company, the Chief Executive Officer of the Company and other members of the management of the Company will cooperate fully in any offering of Registrable Securities pursuant to Section
2.1 hereof, including, without limitation, participation in meetings with potential investors and preparation of all materials for such investors.

           (h) The Company will deliver promptly to the Stockholder and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and make available for inspection by the Stockholder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Stockholder or Underwriter (collectively, the "Inspectors"), (it being understood that the Company is responsible for payment of the reasonable fees and expenses of only one counsel (in addition to counsel to the issuer) pursuant to clause (h) of Section 3.2) all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), subject to restrictions imposed by any governmental authority governing access to classified information, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Stockholder agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Stockholder after reasonable inquiry, is not prohibited from providing such

                                       7.

information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. The Stockholder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

           (i) The Company will use its reasonable best efforts to furnish to the Stockholder and to each Underwriter, if any, a signed counterpart, addressed to the Stockholder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Stockholder included in such offering or the managing Underwriter therefor reasonably requests.

           (j) The Company will comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act.

           (k) The Company will use its best efforts (i) to cause all such Registrable Securities to be listed on a national securities exchange (if such shares are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD.

           (l) The Company may require the Stockholder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

           The Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) hereof, the Stockholder will forthwith discontinue and, if applicable, cause its Affiliates to discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable

                                       8.

Securities until the Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) hereof, and, if so directed by the Company, the Stockholder will deliver to the Company all copies, other than permanent file copies then in the Stockholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Company shall make available to the Stockholder a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

      SECTION III.2 Registration Expenses. In connection with any Demand Registration pursuant to Section 2.1 hereof and any registration statement filed pursuant to Section 2.2 hereof, the Company shall pay the following registration expenses incurred in connection with the registration hereunder, whether or not such registration becomes effective (the "Registration Expenses"): (a) all registration and filing fees, (b) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(i) hereof), (g) the fees and expenses of any special experts retained by the Company in connection with such registration, and (h) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Stockholder as well as all of the other Persons selling Common Stock in connection with the registration (in addition to counsel for the Company). Except as set forth in the first sentence of this Section 3.2, the Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any other out-of-pocket expenses of the Stockholder.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

      SECTION IV.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Stockholder, its officers, directors and agents, and each Person, if any, who controls the Stockholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any loss, claim, damage or liability and any

                                       9.

action in respect thereof to which the Stockholder, its officers, directors and agents, and any such controlling Person may become subject under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arises out of, or is based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Stockholder, its officers, directors and agents, and each such controlling Person for any legal and other expenses reasonably incurred by the Stockholder, its officers, directors and agents, or any such controlling Person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Stockholder provided in this Section 4.1; provided that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such loss, claim, damage or liability and any action in respect thereof if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any loss, claim, damage, liability and any action in respect thereof to the extent that it arises from or is based upon written information relating to a Person furnished expressly for use in connection with such registration by such Person, nor shall the Company be liable to any Person for any such loss, claim, damage or liability and any action in respect thereof to the extent it arises from or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities delivered by such Person after such Person had received a written notice provided by the Company that such registration statement or prospectus contained such untrue statement or alleged untrue statement of a material fact, (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading after such Person had received a written notice provided by the Company that such registration statement or prospectus contained such omission or alleged omission, or (c) the failure of such Person to deliver any preliminary or final prospectus, or any amendments or supplements thereto, required under applicable securities laws, including the 1933 Act, to be so delivered, provided that a sufficient number of copies thereof had been provided by the Company to such Person.

      SECTION IV.2 Indemnification by the Stockholder of Registrable Securities. The Stockholder agrees to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Stockholder, but only with reference to information related to the Stockholder furnished in writing by the Stockholder expressly for use in any

                                      10.

registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. The Stockholder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, if any, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2; provided that in no event shall any indemnity obligation under this Section 4.2 exceed the net proceeds from the offering received by the Stockholder.
      SECTION IV.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(b) based upon the written opinion of counsel of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settlement is made with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, claim, damage, or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

      SECTION IV.4 Contribution. If the indemnification provided for in this

                                      11.

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Article IV is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (a) as between the Company, the Stockholder and other Persons selling Common Stock, if any, on the one hand and the Underwriters, if any, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company, the Stockholder and other Persons selling Common Stock, if any, on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company, the Stockholder and other Persons selling Common Stock, if any, on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (b) as between the Company on the one hand and the, the Stockholder and other Persons selling Common Stock, if any, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of, the Stockholder and other Persons selling Common Stock, if any, in connection with such statements or omissions, as well as any other relevant equitable considerations; provided, however, that no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) by a court of competent jurisdiction shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation). The relative benefits received by the Company, the Stockholder and other Persons selling Common Stock, if any, on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, the Stockholder and other Persons selling Common Stock, if any, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company, the Stockholder and other Persons selling Common Stock, if any, on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, and the Stockholder and other Persons selling Common Stock, if any, or by the Underwriters. The relative fault of the Company on the one hand and of the Stockholder and other Persons selling Common Stock, if any, and with respect to the Stockholder and other Persons selling Common Stock, if any, among themselves, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the

                                      12.

Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Stockholder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Stockholder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In no event shall the Stockholder's obligation to contribute pursuant to this Section 4.4 exceed the net proceeds of the offering received by the Stockholder.


                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION V.1 Participation in Underwritten Registrations. The Stockholder may not participate in any underwritten registration under Section 2.2 unless it
(a) agrees to sell its securities on the basis provided in any underwriting arrangements that will also be applicable to the Company or other Person initiating the registration in which the Stockholder wishes to participate and
(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights; provided that
(i) the Stockholder will not be required to make any representations or warranties except those which relate solely to the Stockholder and (ii) the liability of the Stockholder or any of its Affiliates to any Underwriter under such underwriting agreement will be limited to liability arising from misstatements in, or omissions from, written information regarding the Stockholder provided by the Stockholder for inclusion in the prospectus.

      SECTION V.2 Rule 144. The Company covenants that it will use its reasonable best efforts to file any reports required to be filed by it under the 1933 Act and the 1934 Act and that it will take such further action as the Stockholder may reasonably request, all to the

                                      13.

extent reasonably required from time to time to enable the Stockholder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the 1933 Act, as such Rules may be amended from time to time, or (b) any similar Rule or regulation hereafter adopted by the Commission. Upon the request of the Stockholder, the Company will deliver to the Stockholder a written statement as to whether it has complied with such requirements.

      SECTION V.3    Holdback Agreements.

           (a) Restrictions on Public Sale. To the extent not inconsistent with applicable law, the Stockholder agrees not to effect any sale or distribution or to permit any of its Affiliates to effect any sale or distribution of the issue being registered or of a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the 1933 Act, during the fourteen
(14) days prior to, and during the one hundred twenty (120) day period beginning on, the effective date of the registration statement filed by the Company (except as part of such registration) if, and to the extent, requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

           (b) Restrictions on Sale by the Company and Others. With respect to a Demand Registration effected pursuant to Section 2.1 hereof, the Company agrees
(i) not to effect any sale or distribution of any securities similar to those being registered in accordance with Section 2.1 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during the one hundred twenty (120) day period beginning on, the effective date of any registration statement (except as part of a registration statement where the Stockholder consents) or the commencement of a public distribution of Registrable Securities if, and to the extent, requested by the managing Underwriters or Underwriters in the case of an underwritten public offering, and (ii) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans or in private placements.

      SECTION V.4 Successors and Assigns. This Agreement, and all obligations and rights hereunder, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no rights of the Stockholder under this Agreement may be assigned, except that the Stockholder may assign its rights hereunder to an Affiliate, provided that, prior to such assignment, such Affiliate shall enter

                                      14.

into a written agreement to be bound by the terms and conditions of this Agreement applicable to the Stockholder.

      SECTION V.5    No Waivers; Amendments.

           (a) No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

           (b) This Agreement may not be amended, modified or supplemented other than by a written instrument signed by each party hereto.

           (c) Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the enforcement of such waiver is sought.

      SECTION V.6 Notices. All notices, requests, and other communications to any party hereunder shall be in writing (including telex, telecopy or similar writing) and shall be given as follows:

           If to the           Brylane Inc.
           Company, to:        463 Seventh Avenue, 21st Floor
                               New York, New York  10018
                               Attention:  Mr. Peter J. Canzone
                               Telecopy:  (212) 613-9551

           If to the           Pinault Printemps-Redoute, S.A.
           Stockholder:        18, Place Henri Bergson
                               75381 Paris CEDEX 08
                               Attention:  Serge Weinberg
                               Telecopy:  011-331-44-90-62-93

           With a        Wachtell, Lipton, Rosen & Katz
           copy to:            51 West 52nd Street
                               New York, New York 10019
                               Attention:  David A. Katz, Esq.
                               Telecopy:  (212) 403-2000

or to such other address or telecopy number and with such other copies, as such party may hereafter specify for the purpose of notice to the other parties. Each such notice, request or

                                      15.

other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and evidence of receipt is received or (b) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 5.6.

      SECTION V.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware (without regard to the choice of law provisions thereof).

      SECTION V.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

      SECTION V.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

      SECTION 5.10 Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement.















                                      16.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


                          PINAULT PRINTEMPS-REDOUTE, S.A.


                          By:  /s/ Serge Weinberg
                               Name:   Serge Weinberg
                               Title:  Chairman and Chief Executive Officer



                          BRYLANE INC.


                          By:  /s/ Robert A. Pulciani
                               Name:   Robert A. Pulciani
                               Title:  Executive Vice President, Chief
                                       Financial Officer, Secretary and
                                       Treasurer